                               GUIDESTONE FUNDS

             Flexible Income Fund             Money Market Fund
             Growth & Income Fund          Low-Duration Bond Fund
          Capital Opportunities Fund      Medium-Duration Bond Fund
              Global Equity Fund         Extended-Duration Bond Fund
            Flexible Income Fund I            Equity Index Fund
            Growth & Income Fund I            Value Equity Fund
         Capital Opportunities Fund I        Growth Equity Fund
             Global Equity Fund I           Small Cap Equity Fund
                                          International Equity Fund

                            2401 Cedar Springs Road
                           Dallas, Texas 75201-1498

March 13, 2006

Dear Shareholder:

   The enclosed Information Statement discusses actions that have been taken with respect to the above-listed series ("Funds") of GuideStone Funds (the "Trust"). The Board of Trustees of the Trust and GuideStone Financial Resources of the Southern Baptist Convention ("GuideStone Financial Resources"), a majority shareholder of each of the Funds, have approved: (1) the election of a trustee to the Trust's Board of Trustees, effective December 20, 2005; and
(2) an increase of 0.03% in the Growth Equity Fund's overall management fee and annual net expenses as a result of an amendment to the fee schedule of the sub-advisory agreement among the Trust, GuideStone Capital Management, and Sands Capital Management, Inc.

   This is not a proxy. We are not asking you for a proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to provide you with information regarding the election of a trustee and the increase in fees with respect to the Growth Equity Fund as approved by the Board and by GuideStone Financial Resources.

   If you have any questions, please call 1-888-98-GUIDE (48433) and we will be glad to assist you. Thank you for your response and your continued support.

                                          Very truly yours,

                                          John Jones
                                          President

                               GUIDESTONE FUNDS

             Flexible Income Fund             Money Market Fund
             Growth & Income Fund          Low-Duration Bond Fund
          Capital Opportunities Fund      Medium-Duration Bond Fund
              Global Equity Fund         Extended-Duration Bond Fund
            Flexible Income Fund I            Equity Index Fund
            Growth & Income Fund I            Value Equity Fund
         Capital Opportunities Fund I        Growth Equity Fund
             Global Equity Fund I           Small Cap Equity Fund
                                          International Equity Fund

                            2401 Cedar Springs Road
                           Dallas, Texas 75201-1498

                               -----------------

                             INFORMATION STATEMENT

                               -----------------

                                March 13, 2006

   This document is an Information Statement for shareholders of the above referenced funds (each, a "Fund" and collectively, the "Funds"), each a series of GuideStone Funds (the "Trust"), and is being furnished to you in lieu of a proxy statement. GuideStone Capital Management serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The Fund's principal underwriter is PFPC Distributors, Inc. ("Distributor"), whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Inc. serves as the transfer agent and administration and accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about March 13, 2006 to the shareholders of record as of March 1, 2006 (the "Record Date").

   This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to provide you with information regarding the following: (1) the election of an individual by GuideStone Financial Resources of the Southern Baptist Convention ("GuideStone Financial Resources") to serve as a trustee on the Trust's Board of Trustees; and (2) an increase of 0.03% in the Growth Equity Fund's overall management fee and annual net expenses as a result of an amendment to the fee schedule of the sub-advisory agreement among the Trust, GuideStone Capital Management, and Sands Capital Management, Inc. ("Sands"), a sub-adviser to the Growth Equity Fund.

   The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Funds' most recent annual report to shareholders, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas Texas 75201, by calling 1-888-98-GUIDE (48433) or going to our website at www.GuideStone.org.

   As disclosed in the Funds' prospectus, GuideStone Financial Resources at all times directly or indirectly controls the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is the parent company of GuideStone Capital Management, controls the vote on any matter that requires shareholder approval.

   Each whole share of a Fund is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote. As of March 1, 2006 there were issued and outstanding the following numbers of shares of each Fund:

                                                    GS2   GS4   GS6   GS8
Fund                                               Class Class Class Class
----                                               ----- ----- ----- -----
Flexible Income Blended Fund......................
Growth & Income Blended Fund......................
Capital Opportunities Blended Fund................
Global Equity Fund................................
Flexible Income Blended Fund I....................
Growth & Income Blended Fund I....................
Capital Opportunities Blended Fund I..............
Global Equity Fund I..............................
Money Market Fund.................................
Low Duration Bond Fund............................
Medium Duration Bond Fund.........................
Extended Duration Bond Fund.......................
Equity Index Fund.................................
Value Equity Fund.................................
Growth Equity Fund................................
Small Cap Equity Fund.............................
International Equity Fund.........................

   Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of the Funds as of the Record Date.

                 ELECTION OF TRUSTEE TO THE BOARD OF TRUSTEES

   GuideStone Financial Resources, as majority shareholder of each Fund, has elected Franklin Morgan to the Trust's Board of Trustees, effective
December 20, 2005. Prior to Mr. Morgan's election, the Board was comprised of seven Trustees: Gerald B. Jones and Barry Dale Hartis, both of whom are "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), and Joseph A. Mack, James Ray Taylor, Michael R. Buster, William Craig George and Kevin P. Mahoney, each of whom is not an "interested person" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees"). More information about Mr. Morgan is set forth below.

   Mr. Morgan was nominated for election on December 20, 2005 by the Independent Trustees of the Trust and elected by GuideStone Financial Resources as majority shareholder of each Fund. The election of Mr. Morgan was effective as of December 20, 2005, and he has consented to serve as an Independent Trustee to the Trust and to be named in this Information Statement.

   The operations of each Fund are under the direction of the Board of Trustees. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Trustees and executive officers of the Funds, their ages, business addresses and their principal occupations during the past five years are set forth below. To the knowledge of GuideStone Capital Management, the executive officers, and the Trustees of the Trust, as a group, beneficially owned less than 1% of any class of any Fund as of March 1, 2006.

Trustees and Officers of the Trust

                                                                                  Number of
                                                                                Portfolios in     Other
                                                                                    Fund      Trusteeships/
                              Term of Office                                       Complex    Directorships
Name (Date of Birth), Address and Length of       Principal Occupation(s)         Overseen       Held by
and Position(s) with Trust     Time Served          During Past 5 Years          by Trustee      Trustee
----------------------------- -------------- ---------------------------------- ------------- -------------
                                     NEWLY ELECTED INDEPENDENT TRUSTEE

Franklin Morgan (6/1/43).....   Since 2005   Retired - Senior Vice President,        17           None
23914 Seven Winds                            Director of International
San Antonio, TX 78258                        Administration, Prudential
Trustee                                      Securities, Inc. January,
                                             1962-May, 2003

                                           INDEPENDENT TRUSTEES

Joseph A. Mack (11/22/39)....   Since 2002   Director, Office of Public Policy,      17           None
3400 Wilmont Avenue                          South Carolina Baptist
Columbia, SC 29205                           Convention, 1999 - present;
Trustee                                      Deputy Director, SC Retirement
                                             Systems.

James Ray Taylor (10/19/33)..   Since 2002   Retired since 1994.                     17           None
3009 Tanglewood Park West
Fort Worth, TX 76109
Trustee

Michael R. Buster (11/18/57).   Since 2002   Executive Pastor, Prestonwood           17           None
3656 Bridle Road                             Baptist Church, 1989 - present
Prosper, Texas 75078
Trustee

                                                                               Number of
                                                                             Portfolios in
                                                                                 Fund           Other
                               Term of Office                                   Complex     Trusteeships/
Name (Date of Birth), Address  and Length of     Principal Occupation(s)       Overseen     Directorships
and Position(s) with Trust      Time Served        During Past 5 Years        by Trustee   Held by Trustee
-----------------------------  -------------- ------------------------------ ------------- ---------------
William Craig George (7/8/58).   Since 2004   Regional loan administrator,        17            None
617 Glen Eden Drive                           Sun Trust Bank, 1995 -
Raleigh, NC 27612                             present.
Trustee

Kevin P. Mahoney (7/26/57)....   Since 2004   Executive Pastor,                   17            None
First Baptist Church                          FBC West Balm Beach, FL,
1101 South Flagler Drive                      July 2000 - present;
West Palm Beach, FL 33401                     Administrative Pastor,
Trustee                                       FBC Merritt Island, FL,
                                              June 1995 - June 2000.

                                        INTERESTED TRUSTEES /(2)/

Gerald B. Jones (5/24/32).....   Since 2000   Owner, Jones Motorcars, Inc.        17        GuideStone of
Jones Motorcars, Inc.                         1957 - present.                               Financial
3535 N. College Avenue                                                                      Resources of
Fayetteville, AR 72703-5108                                                                 the Southern
Trustee                                                                                     Baptist
                                                                                            Convention --
                                                                                            Trustee; Bank
                                                                                            Arkansas --
                                                                                            Director

Barry Dale Hartis (10/6/45)...   Since 2005   Vice President of Business and      17        GuideStone
12 Waxwing Cove                               finance, Greensboro College,                  Financial
Greensboro, NC 27455                          January 1998 - present;                       Resources of
Trustee                                       Certified Public Accountant,                  the Southern
                                              July 1998 - Present.                          Baptist
                                                                                            Convention --
                                                                                            Trustee

                                   OFFICERS WHO ARE NOT TRUSTEES /(3)/

John R. Jones (12/6/53).......   Since 2000   Executive Vice President and        N/A            N/A
2401 Cedar Springs Road                       Chief Operating Officer,
Dallas, TX 75201-1407                         GuideStone Financial
President                                     Resources of the Southern
                                              Baptist Convention, 1995 -
                                              present.

Rodric E. Cummins (6/28/57)...   Since 2000   Executive Officer and Chief         N/A            N/A
2401 Cedar Springs Road                       Investment Officer, GuideStone
Dallas, TX 75201-1407                         Financial Resources of the
Vice President and Investment                 Southern Baptist Convention,
Officer                                       1998 - present.

Jeffrey P. Billinger (12/5/46)   Since 2000   Executive Officer and               N/A            N/A
2401 Cedar Springs Road                       Treasurer, GuideStone
Dallas, TX 75201-1407                         Financial Resources of the
Vice President and Treasurer                  Southern Baptist Convention,
                                              1995- present.

                                                                        Number of
                               Term of                                Portfolios in
                                Office                                    Fund           Other
                              and Length                                 Complex     Trusteeships/
Name (Date of Birth), Address  of Time     Principal Occupation(s)      Overseen     Directorships
and Position(s) with Trust      Served       During Past 5 Years       by Trustee   Held by Trustee
----------------------------- ---------- ---------------------------- ------------- ---------------
Rodney R. Miller (5/23/53)... Since 2000 General Counsel, Legal and        N/A            N/A
2401 Cedar Springs Road                  Compliance, GuideStone
Dallas, TX 75201-1407                    Financial Resources of the
Vice President, Secretary and            Southern Baptist Convention,
Chief Legal Officer                      1995 - present.

Patty A. Weiland (8/25/59)... Since 2000 Director, Mutual Funds,           N/A            N/A
2401 Cedar Springs Road                  GuideStone Financial
Dallas, TX 75201-1407                    Resources of the Southern
Vice President                           Baptist Convention, 2000 -
                                         present.

--------
/(1)/Each Trustee serves for an indefinite term, until his successor is elected or until his resignation, removal or mandatory retirement. Officers serve at the pleasure of the Board of Trustees.
/(2)/Messrs. Jones and Hartis are "interested persons" of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.
/(3)/The executive officers of the Trust may be deemed to be affiliates of GuideStone Capital Management due to their positions with GuideStone Capital Management and/or GuideStone Financial Resources.

   During the fiscal year ended December 31, 2005, the Board held four quarterly and three special meetings. None of the Trustees attended fewer than 75% of the Board meetings held during the fiscal year.

Beneficial Ownership of Shares Held in the Funds by Each Trustee [CONFIRM]

   The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust's family of investment companies overseen by him), as of March 1, 2006.

                                                                    Aggregate Dollar Range
                                                                    of Equity Securities in
                                                                        All Registered
                                                                     Investment Companies
                                                                      Overseen by Trustee
                      Dollar Range of Equity Securities in each      within the Family of
Name of Trustee                Portfolio of the Trust                Investment Companies
---------------   ------------------------------------------------- -----------------------

                                    INTERESTED TRUSTEES

Gerald B. Jones.. NONE                                                  NONE

Barry Dale Hartis $10,001-$50,000 in the Flexible Income Fund           Over $100,000
                  $10,001-$50,000 in the Growth & Income Fund
                  $10,001-$50,000 in the Capital Opportunities Fund
                  $10,001-$50,000 in the Low-Duration Bond Fund
                  $10,001-$50,000 in the Medium-Duration Bond Fund

                                   INDEPENDENT TRUSTEES

Joseph A. Mack... $10,001-$50,000 in the Growth Equity Fund             $10,001-$50,000
                  $10,001-$50,000 in the Capital Opportunities Fund

James Ray Taylor. NONE                                                  NONE

                                                                       Aggregate Dollar Range
                                                                       of Equity Securities in
                                                                           All Registered
                                                                        Investment Companies
                                                                         Overseen by Trustee
                         Dollar Range of Equity Securities in each      within the Family of
Name of Trustee                   Portfolio of the Trust                Investment Companies
---------------      ------------------------------------------------- -----------------------
Michael R. Buster... $50,001-$100,000 in the Value Equity Fund              Over $100,000
                     $50,001-$100,000 in the Growth Equity Fund
                     $50,001-$100,000 in the International Equity Fund
                     Over $100,000 in the Small Cap Equity Fund

William Craig George NONE                                                   NONE

Kevin P. Mahoney.... $10,001-$50,000 in the Value Equity Fund               Over $100,000
                     $10,001-$50,000 in the Growth Equity Fund
                     $10,001-$50,000 in the Small Cap Equity Fund
                     $10,001-$50,000 in the International Equity Fund
                     $10,001-$50,000 in the Equity Index Fund
                     $10,001-$50,000 in the Growth & Income Fund
                     $10,001-$50,000 in the Global Equity Fund

   As of March 1, 2006, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of GuideStone Capital Management, the Trust's sub-advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with GuideStone Capital Management, the Trust's sub-advisers or the Distributor.

Compensation

   The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

   Mr. Mack is a beneficiary of a health plan sponsored by GuideStone Financial Resources, and a beneficiary of the South Carolina Baptist Convention Annuity Plan. Mr. Hartis is a beneficiary of a tax deferred retirement plan sponsored by GuideStone Financial Resources and made available to employees of an educational institution. Messrs. Mahoney and Buster are beneficiaries of the Church Annuity Plan sponsored by GuideStone Financial Resources.

Committees

   Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Taylor, Buster, George, Mahoney and Morgan. Pursuant to its charter, the Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. The Trust's governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies on the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders holding a majority of shares may also nominate and select persons to serve in these positions. Resumes or other information may be sent to the Assistant Secretary of the Trust, Tina Payne, Assistant Secretary, 301 Bellevue Parkway, 2/nd/ Floor, Wilmington, Delaware, 19809. During the fiscal year ended December 31, 2005, there were two meetings of the Nominating Committee.

   A copy of the Trust's Nominating Committee Charter is attached hereto as Appendix B.

   Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Taylor, Buster, George, Mahoney and Morgan. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended December 31, 2005, there were three meetings of the Audit Committee.

   A copy of the Trust's Audit Committee Charter was filed with the SEC on August 17, 2005.

   Valuation Committee. The Board has a Valuation Committee, comprised of all the Trustees, certain officers of the Trust and employees of GuideStone Financial Resources and employees of PFPC Inc., which provides accounting and administration services to the Funds. The Valuation Committee reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Fund's portfolio securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad-hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended December 31, 2005, there were four meetings of the Valuation Committee.

                            GROWTH EQUITY FUND ONLY

    Approval of Increase in Overall Management Fee and Annual Net Expenses

Introduction

   At a regular in-person meeting held on February 24, 2006 (the "Meeting"), the Board of Trustees, including a majority of the Independent Trustees of the Trust, voted to approve an amendment to the fee schedule of the sub-advisory agreement among the Trust, GuideStone Capital Management and Sands on behalf of the Growth Equity Fund (the "Amended Sub-Advisory Agreement"), which will result in a 0.03% increase to the Fund's overall management fee and annual net expenses. Subsequently, GuideStone Financial Resources, as the majority shareholder of the Growth Equity Fund, approved, by written consent, such changes in the Fund's sub-advisory arrangement and such increase in the Fund's fees.

   At its Meeting, the Board considered whether the approval of the Amended Sub-Advisory Agreement with Sands was reasonable and fair to the Fund and its shareholders. Before approving the Amended Sub-Advisory Agreement, the Board evaluated Sands' performance, compliance materials and fee and expense information. The Board also considered GuideStone Capital Management's assessments that the investment strategy employed by Sands remains complementary to that of the Fund's other sub-advisers, and continues to enable the Fund to meet its investment objective.

   In considering the Amended Sub-Advisory Agreement, the Board, including the Independent Trustees advised by legal counsel, considered a number of factors, including the favorable past performance of Sands management of its portion of the Fund, fees charged by Sands to comparable clients (including relevant information about the nature and extent of Sands' relationships with those other clients), and information regarding investment management experience, personnel, assets under management, compliance policies and procedures, brokerage and soft dollar practices, and investment philosophies and processes. The Board also reviewed presentations by GuideStone Capital Management regarding the comprehensive screening process it used to evaluate Sands.

   The Board considered information about the potential of Sands to experience economies of scale as the Fund grows in size. The Board also considered the comparability of the fee schedules for Sands with the fee schedules for the other sub-advisers to the Fund. The Board reviewed profitability information with regard to Sands' arrangement with the Fund and noted that it was satisfied that Sands' profits were not excessive in the past. The Board noted that the Fund, and not GuideStone Capital Management, pays fees to each of the sub-advisers directly, and except for GuideStone Capital Management's agreement to temporarily waive the increase in the overall management fee as described below, the profitability of GuideStone Capital Management will not be affected by the approval of the Amended Sub-Advisory Agreement. The Board considered potential ancillary benefits anticipated to be received by Sands and its affiliates as a result of the arrangement with the Fund. The Board concluded that any potential benefits to be derived by the Amended Sub-Advisory Agreement included potential access to research resources, larger assets under management and reputational benefits, were consistent with those generally derived by sub-advisers to mutual funds.

   Although the Fund's overall management fees and annual net expenses will increase by 0.03% of average net assets, the Board found the compensation payable to Sands to bear a reasonable relationship to the services to be rendered and to be fair and equitable (see the section entitled "Comparison of Management Fees").

   The Board also considered its plans to perform a full review of the Amended Sub-Advisory Agreement pursuant to Section 15(c) of the 1940 Act at its regularly scheduled May Board meeting, which will occur approximately three weeks after the effective date of the Amended Sub-Advisory Agreement. In light of the continuity of investment management under the Amended Sub-Advisory Agreement, the short period between the effective date of the Agreement and the upcoming full review, and the information provided by GuideStone

Capital Management and Sands, the Board considered the information provided to it sufficient for its consideration of the Amended Sub-Advisory Agreement. After review and discussion of the above factors, the Board, including all of the Independent Trustees, unanimously approved the Amended Sub-Advisory Agreement.

   On September 18, 2003, the Board approved Sands to provide sub-advisory services with respect to a portion of the assets of the Fund, in accordance with an exemptive order of the U.S. Securities and Exchange Commission which permits the Board to appoint new sub-advisers for the Fund without shareholder approval. Sands, along with Marsico Capital Management, LLC, Northern Trust Investments, N.A., RCM Capital Management LLC, and TCW Investment Management Company, currently serve as sub-advisers to the Fund. The previous sub-advisory agreement with Sands was last approved by the Board, including a majority of the Independent Trustees, on May 10, 2005. More information about Sands can be found in Appendix C.

   No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Sands. No officer or Trustee of the Trust has, directly or indirectly, any material interest in Sands or any person controlling, controlled by or under common control with Sands. In addition, since September 18, 2003, no Trustee of the Trust has had any material interest, directly or indirectly, in any material transaction or any material proposed transaction to which Sands, any parent or subsidiary of Sands or any subsidiary of a parent of such entity was or is to be a party.

Description of the Amended Sub-Advisory Agreement

   It is anticipated that the Amended Sub-Advisory Agreement will become effective on or about May 1, 2006. Except as to compensation and effective date, the terms of the Amended Sub-Advisory Agreement are substantially identical in all respects to the existing sub-advisory agreements among the Trust, GuideStone Capital Management and the other entities that serve as sub-advisers to the Fund. The Amended Sub-Advisory Agreement will continue in effect for an initial term of one year. Thereafter, the Amended Sub-Advisory Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Fund, and also, in either event, if approved by a majority of the Independent Trustees.

   Under the Amended Sub-Advisory Agreement, Sands will continue to manage the assets of the Fund that are allocated to it by GuideStone Capital Management. Sands has discretion, pursuant to its Amended Sub-Advisory Agreement, to purchase and sell securities for its allocated segment of Fund assets in accordance with the Fund's objectives, policies and restrictions, and the more specific strategies and guidelines provided by GuideStone Capital Management. Although Sands is subject to the overall supervision of the Board and officers of the Trust and by GuideStone Capital Management, these parties do not evaluate the investment merits of specific securities transactions.

   The Amended Sub-Advisory Agreement does not protect Sands against liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the Amended Sub-Advisory Agreement. The Amended Sub-Advisory Agreement terminates automatically with respect to the Fund upon its assignment or upon the termination of the Fund's investment advisory agreement with GuideStone Capital Management. Any party thereto also may terminate the Amended Sub-Advisory Agreement without penalty at any time, immediately upon written notice to the other parties. The investment objective, principal policies, restrictions and principal risks of the Fund will not change as a result of the approval of the Amended Sub-Advisory Agreements.

Comparison of Management Fees

   Prior to the effectiveness of the Amended Sub-Advisory Agreement, each Class of the Fund paid a management fee of 0.83% of average daily net assets. For the fiscal year ended December 31, 2005, the Fund paid $11,152,992 in advisory fees. The advisory fees paid reflect a contractual agreement by GuideStone Capital Management to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments to broker-dealers, to 0.87% for the GS2 Class, 0.99% for the GS4 Class, 1.39% for the GS6 Class, and 1.69% for the GS8 Class. If expenses fell below the expense limitations noted above within three years after GuideStone Capital Management made a waiver or a reimbursement, the Fund could reimburse GuideStone Capital Management up to an amount not to exceed the expense limitation.

   The approval of the Amended Sub-Advisory Agreement with Sands will result in an increase of 0.03% in the Fund's overall management fee and annual net expenses. This additional fee will be paid directly to Sands, and the profitability of GuideStone Capital Management will not be affected except to the extent of the temporary fee waiver described below. GuideStone Capital Management will not in any way benefit from the fee increase. Each Class of the Fund will pay a management fee of approximately 0.86% of average daily net assets. If the new management fee had been in effect for the fiscal year ended December 31, 2005, the Fund would have paid $11,630,740 in advisory fees or 1.04% of the aggregate advisory fees actually paid in that fiscal year. In addition, the fee waivers and expense reimbursements provided by GuideStone Capital Management and approved by the Board at its Meeting reflect the 0.03% increase in the overall management fees and annual net expenses, which will not be waived by the GuideStone Capital Management. The advisory fees that will be paid will reflect a contractual agreement by GuideStone Capital Management to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments to broker-dealers, to 0.90% for the GS2 Class, 1.02% for the GS4 Class, 1.42% for the GS6 Class, and 1.72% for the GS8 Class. The expense limitations approved at the Meeting will remain in place until April 30, 2007. If expenses fall below the new expense limitations within three years after GuideStone Capital Management makes a waiver or a reimbursement, the Fund may reimburse GuideStone Capital Management up to an amount not to exceed the expense limitation.

   GuideStone Capital Management has agreed to temporarily waive the 0.03% increase in the overall management fees and annual net expenses until May 17, 2006, to provide the Fund's shareholders with 60 days' notice of the increase in the overall management fees and annual net expenses paid by the Fund.

   The following tables illustrate the fees and expenses currently applicable if you buy and hold the GS2, GS4, GS6 and GS8 shares of the Fund, as well as pro forma fees and expenses, which reflect the 0.03% increase in the Fund's overall management fee and annual net expenses.

                                                GS2    Pro Forma   GS4    Pro Forma
                                              12/31/05    GS2    12/31/05    GS4
                                              -------- --------- -------- ---------
Shareholder Fees
(Fees paid directly from your investment)....   None      None     None      None
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee...............................   0.83%     0.86%    0.83%     0.86%
Distribution (12b-1) fee.....................   None      None     None      None
Other expenses /(1)/.........................   0.06%     0.06%    0.25%     0.25%
                                               -----     -----    -----     -----
Total annual operating expenses..............   0.89%     0.92%    1.08%     1.11%
Fee waiver and expense reimbursement /(2)/...  (0.02%)   (0.02%)  (0.09%)   (0.09%)
                                               -----     -----    -----     -----
Net expenses /(3)/...........................   0.87%     0.90%    0.99%     1.02%

                                                GS6    Pro Forma   GS8    Pro Forma
                                              12/31/05    GS6    12/31/05    GS8
                                              -------- --------- -------- ---------
Shareholder Fees
(Fees paid directly from your investment)....   None      None     None      None
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
Management fee...............................   0.83%     0.86%    0.83%      .86%
Distribution (12b-1) fee.....................   0.10%     0.10%    0.30%     0.30%
Other expenses /(1)/.........................   0.54%     0.54%    0.75%     0.75%
                                               -----     -----    -----     -----
Total annual operating expenses..............   1.47%     1.50%    1.88%     1.91%
Fee waiver and expense reimbursement /(2)/...  (0.13%)   (0.13%)  (0.19%)   (0.19%)
                                               -----     -----    -----     -----
Net expenses /(3)/...........................   1.34%     1.37%    1.69%     1.72%

--------
/(1)/"Other expenses" include blue sky, printing, transfer agency and shareholder servicing fees which are class specific.
/(2)/Previously, the Investment Adviser agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.87% for the GS2 Class, 0.99% for the GS4 Class, 1.39% for the GS6 Class and 1.69% for the GS8 Class. The Investment Adviser will continue to waive fees and reimburse expenses; however, the Adviser will not waive fees and reimburse expenses with respect to the 0.03% increase in the management fee. Therefore, the Investment Adviser will continue to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments to broker-dealers, to 0.90% for the GS2 Class, 1.02% for the GS4 Class, 1.42% for the GS6 Class and 1.72% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2007.
/(3)/The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the net annual fund operating expenses by 0.01% for the GS2, GS4, GS6 and GS8 Classes.

Example

   This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

  .   You reinvested all dividends and other distributions.

  .   The Fund's average annual return was 5%.

  .   The Fund's operating expenses remain the same.

   Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                      1 Year 3 Years* 5 Years* 10 Years*
                                      ------ -------- -------- ---------
       GS2...........................  $ 89    $282    $  491   $1,095
       GS2 - Pro Forma...............  $ 92    $291    $  507   $1,130
       GS4...........................  $101    $335    $  588   $1,313
       GS4 - Pro Forma...............  $104    $344    $  604   $1,348
       GS6...........................  $136    $452    $  792   $1,754
       GS6 - Pro Forma...............  $139    $462    $  808   $1,787
       GS8...........................  $172    $573    $1,002   $2,199
       GS8 - Pro Forma...............  $175    $582    $1,017   $2,231

   The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

--------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2007. Thus, the 3, 5 and 10 Years example reflects the waiver and reimbursement only for the first year.

   The fees payable to Sands have been negotiated and represent discounts from stated fee schedules. However, Sands employs investment advisory strategies for which it charges fee rates higher than that of other sub-advisers managing assets of the Fund. GuideStone Capital Management, the Board and GuideStone Financial Resources believe the investment performance associated with Sands will compensate the Fund for the higher fees. Confidence in Sands is based on demonstrated performance history and the benefits of its established investment strategy and philosophy.

   Although the Fund's overall management fees and annual net expenses will increase by 0.03% of average net assets, the Board found the compensation payable to bear a reasonable relationship to the services to be rendered and to be fair and equitable. Among other things, the Board considered information provided by GuideStone Capital Management, which showed that the increase associated with higher sub-advisory fees, would result in the Fund's annual net
expenses being in the            quartile of comparable mutual fund peers, a
level that remains favorable to the Fund with regard to expense competitiveness.

   For the reasons stated above, the Board and GuideStone Financial Resources, as controlling shareholder of the Fund, approved the increase in fees associated with the Amended Sub-Advisory Agreement.

Portfolio Transactions

   For the fiscal year ended December 31, 2005, the Fund did not execute transactions through broker-dealers affiliated with the Fund's sub-advisers directing the transactions.

                                      By Order of the Board of Trustees,

                                      -----------------------------------
                                      John R. Jones
March   , 2006                        President

                                  APPENDIX A

     SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF A FUND

                                                                    Number and Percentage
                                                                    of Shares Owned as of
                                                                        March 1, 2006
                                                                    *(Percentage of shares
                                                                     owned rounded to the
                                                                        nearest whole
Name of Fund                       Shareholder Name and Address          percentage)
------------                       ----------------------------     ----------------------
Flexible Income Fund           GUIDESTONE FINANCIAL RESOURCES CHAP            %
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

Flexible Income Fund           GUIDESTONE FINANCIAL RESOURCES CAP             %
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

Flexible Income Fund           GUIDESTONE FINANCIAL RESOURCES                 %
GS4 Class                      ENDOWMENT FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190

Growth & Income Fund           GUIDESTONE FINANCIAL RESOURCES CHAP            %
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

Growth & Income Fund           GUIDESTONE FINANCIAL RESOURCES CAP             %
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

Capital Opportunities Fund     GUIDESTONE FINANCIAL RESOURCES CHAP            %
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

Capital Opportunities Fund     GUIDESTONE FINANCIAL RESOURCES CAP             %
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

Global Equity Fund             GUIDESTONE FINANCIAL RESOURCES CHAP            %
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

Global Equity Fund             GUIDESTONE FINANCIAL RESOURCES CAP             %
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES CHAP            %
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES MONEY           %
GS4 Class                      MKT LIQ MED DURATION BOND FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES CAP             %
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

                                                                      Number and Percentage
                                                                      of Shares Owned as of
                                                                          March 1, 2006
                                                                      *(Percentage of shares
                                                                       owned rounded to the
                                                                          nearest whole
Name of Fund                        Shareholder Name and Address           percentage)
------------                        ----------------------------      ----------------------
Money Market Fund              GUIDESTONE FINANCIAL RESOURCES MONEY             %
GS4 Class                        MKT LIQ VALUE EQUITY FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES MONEY             %
GS4 Class                        MKT LIQ GROWTH EQUITY FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES MONEY             %
GS4 Class                        MKT LIQ INT'L EQUITY FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class                        FLEXIBLE INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class                        GROWTH AND INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS4 Class                        BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES CAPITAL           %
GS4 Class                        OPPORTUNITIES BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class                        INSURANCE FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES CAPITAL           %
GS4 Class                        PRESERVATION FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190

Medium-Duration Bond           GUIDESTONE FINANCIAL RESOURCES GROWTH            %
Fund                             AND INCOME BLENDED FUND
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190

                                                                   Number and Percentage
                                                                   of Shares Owned as of
                                                                       March 1, 2006
                                                                   *(Percentage of shares
                                                                    owned rounded to the
                                                                       nearest whole
Name of Fund                    Shareholder Name and Address            percentage)
------------                    ----------------------------       ----------------------
Medium-Duration Bond Fund   GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS4 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Medium-Duration Bond Fund   GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class                     CAPITAL OPPORTUNITIES BLENDED FUND
                            PO BOX 2190
                            DALLAS TX 75221-2190

Medium-Duration Bond Fund   GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class                     CAPITAL PRESERVATION FUND
                            PO BOX 2190
                            DALLAS TX 75221-2190

Medium-Duration Bond Fund   GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class                     INSURANCE FUND
                            PO BOX 2190
                            DALLAS TX 75221-2190

Medium-Duration Bond Fund   GUIDESTONE FINANCIAL RESOURCES CHAP              %
GS4 Class                   PO BOX 2190
                            DALLAS TX 75221-2190

Extended Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class                     GROWTH AND INCOME BLENDED FUND
                            PO BOX 2190
                            DALLAS TX 75221-2190

Extended Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS4 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Extended Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES CHAP              %
GS4 Class                   PO BOX 2190
                            DALLAS TX 75221-2190

Extended Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class                     CAPITAL OPPORTUNITIES BLENDED FUND
                            PO BOX 2190
                            DALLAS TX 75221-2190

Extended Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES CAP               %
GS4 Class                   PO BOX 2190
                            DALLAS TX 75221-2190

Equity Index Fund           GUIDESTONE FINANCIAL RESOURCES CHAP              %
GS4 Class                   PO BOX 2190
                            DALLAS TX 75221-2190

                                                         Number and Percentage
                                                         of Shares Owned as of
                                                             March 1, 2006
                                                         *(Percentage of shares
                                                          owned rounded to the
                                                             nearest whole
Name of Fund          Shareholder Name and Address            percentage)
------------          ----------------------------       ----------------------
Equity Index Fund GUIDESTONE FINANCIAL RESOURCES CAP               %
GS4 Class         PO BOX 2190
                  DALLAS TX 75221-2190

Equity Index Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class           GLOBAL EQUITY BLENDED FUND
                  PO BOX 2190
                  DALLAS TX 75221-2190

Equity Index Fund GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS4 Class           BENEFIT PLAN
                  PO BOX 2190
                  DALLAS TX 75221-2190

Equity Index Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class           CAPITAL OPPORTUNITIES BLENDED FUND
                  PO BOX 2190
                  DALLAS TX 75221-2190

Equity Index Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class           GROWTH AND INCOME BLENDED FUND
                  PO BOX 2190
                  DALLAS TX 75221-2190

Value Equity Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class           GLOBAL EQUITY BLENDED FUND
                  PO BOX 2190
                  DALLAS TX 75221-2190

Value Equity Fund GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS4 Class           BENEFIT PLAN
                  PO BOX 2190
                  DALLAS TX 75221-2190

Value Equity Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class           CAPITAL OPPORTUNITIES BLENDED FUND
                  PO BOX 2190
                  DALLAS TX 75221-2190

Value Equity Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class           GROWTH AND INCOME BLENDED FUND
                  PO BOX 2190
                  DALLAS TX 75221-2190

Value Equity Fund GUIDESTONE FINANCIAL RESOURCES CHAP              %
GS4 Class         PO BOX 2190
                  DALLAS TX 75221-2190

Value Equity Fund GUIDESTONE FINANCIAL RESOURCES CAP               %
GS4 Class         PO BOX 2190
                  DALLAS TX 75221-2190

                                                             Number and Percentage
                                                             of Shares Owned as of
                                                                 March 1, 2006
                                                             *(Percentage of shares
                                                              owned rounded to the
                                                                 nearest whole
Name of Fund              Shareholder Name and Address            percentage)
------------              ----------------------------       ----------------------
Growth Equity Fund    GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class               GLOBAL EQUITY BLENDED FUND
                      PO BOX 2190
                      DALLAS TX 75221-2190

Growth Equity Fund    GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS4 Class               BENEFIT PLAN
                      PO BOX 2190
                      DALLAS TX 75221-2190

Growth Equity Fund    GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class               CAPITAL OPPORTUNITIES BLENDED FUND
                      PO BOX 2190
                      DALLAS TX 75221-2190

Growth Equity Fund    GUIDESTONE FINANCIAL RESOURCES CHAP              %
GS4 Class             PO BOX 2190
                      DALLAS TX 75221-2190

Growth Equity Fund    GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class               GROWTH AND INCOME BLENDED FUND
                      PO BOX 2190
                      DALLAS TX 75221-2190

Growth Equity Fund    GUIDESTONE FINANCIAL RESOURCES CAP               %
GS4 Class             PO BOX 2190
                      DALLAS TX 75221-2190

Small Cap Equity Fund GUIDESTONE FINANCIAL RESOURCES CHAP              %
GS4 Class             PO BOX 2190
                      DALLAS TX 75221-2190

Small Cap Equity Fund GUIDESTONE FINANCIAL RESOURCES CAP               %
GS4 Class             PO BOX 2190
                      DALLAS TX 75221-2190

Small Cap Equity Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class               GLOBAL EQUITY
                      BLENDED FUND
                      PO BOX 2190
                      DALLAS TX 75221-2190

Small Cap Equity Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class               CAPITAL OPPORTUNITIES
                      BLENDED FUND
                      PO BOX 2190
                      DALLAS TX 75221-2190

Small Cap Equity Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class               GROWTH AND INCOME BLENDED FUND
                      PO BOX 2190
                      DALLAS TX 75221-2190

                                                                  Number and Percentage
                                                                  of Shares Owned as of
                                                                      March 1, 2006
                                                                  *(Percentage of shares
                                                                   owned rounded to the
                                                                      nearest whole
Name of Fund                    Shareholder Name and Address           percentage)
------------                    ----------------------------      ----------------------
Small Cap Equity Fund      GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS4 Class                    BENEFIT PLAN
                           PO BOX 2190
                           DALLAS TX 75221-2190

International Equity Fund  GUIDESTONE FINANCIAL RESOURCES                   %
GS4 Class                    GLOBAL EQUITY BLENDED FUND
                           PO BOX 2190
                           DALLAS TX 75221-2190

International Equity Fund  GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS4 Class                    BENEFIT PLAN
                           PO BOX 2190
                           DALLAS TX 75221-2190

International Equity Fund  GUIDESTONE FINANCIAL RESOURCES CAPITAL           %
GS4 Class                    OPPORTUNITIES BLENDED FUND
                           PO BOX 2190
                           DALLAS TX 75221-2190

International Equity Fund  GUIDESTONE FINANCIAL RESOURCES GROWTH            %
GS4 Class                    AND INCOME BLENDED FUND
                           PO BOX 2190
                           DALLAS TX 75221-2190

International Equity Fund  GUIDESTONE FINANCIAL RESOURCES CHAP              %
GS4 Class                  PO BOX 2190
                           DALLAS TX 75221-2190

International Equity Fund  GUIDESTONE FINANCIAL RESOURCES CAP               %
GS4 Class                  PO BOX 2190
                           DALLAS TX 75221-2190

Flexible Income Fund       GUIDESTONE FINANCIAL RESOURCES                   %
GS6 Class                    ENDOWMENT FUND
                           PO BOX 2190
                           DALLAS TX 75221-2190

Growth & Income Fund       GUIDESTONE FINANCIAL RESOURCES                   %
GS6 Class                    PROTECTION BENEFIT PLAN
                           PO BOX 2190
                           DALLAS TX 75221-2190

Capital Opportunities Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS6 Class                    PROTECTION BENEFIT PLAN
                           PO BOX 2190
                           DALLAS TX 75221-2190

Global Equity Fund         GUIDESTONE FINANCIAL RESOURCES                   %
GS6 Class                    OPERATING FUND
                           PO BOX 2190
                           DALLAS TX 75221-2190

                                                                 Number and Percentage
                                                                 of Shares Owned as of
                                                                     March 1, 2006
                                                                 *(Percentage of shares
                                                                  owned rounded to the
                                                                     nearest whole
Name of Fund                    Shareholder Name and Address          percentage)
------------                    ----------------------------     ----------------------
Money Market Fund           GUIDESTONE FINANCIAL RESOURCES                 %
GS6 Class                     OPERATING FUND
                            PO BOX 2190
                            DALLAS TX 75221-2190

Low-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS6 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Medium-Duration Bond Fund   GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS6 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Extended-Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS6 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Equity Index Fund           GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS6 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Value Equity Fund           GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS6 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Growth Equity Fund          GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS6 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Small Cap Equity Fund       GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS6 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

International Equity Fund   GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS6 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Flexible Income Fund I      GUIDESTONE FINANCIAL RESOURCES CAP             %
GS2 Class                   PO BOX 2190
                            DALLAS TX 75221-2190

Flexible Income Fund I      GUIDESTONE FINANCIAL RESOURCES                 %
GS2 Class                     BAYLOR UNIVERSITY RET PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

                                                                     Number and Percentage
                                                                     of Shares Owned as of
                                                                         March 1, 2006
                                                                     *(Percentage of shares
                                                                      owned rounded to the
                                                                         nearest whole
Name of Fund                      Shareholder Name and Address            percentage)
------------                      ----------------------------       ----------------------
Growth & Income Fund I       GUIDESTONE FINANCIAL RESOURCES CAP                %
GS2 Class                    PO BOX 2190
                             DALLAS TX 75221-2190

Growth & Income Fund I       GUIDESTONE FINANCIAL RESOURCES                    %
GS2 Class                      BAYLOR UNIVERSITY RET PLAN
                             PO BOX 2190
                             DALLAS TX 75221-2190

Growth & Income Fund I       GUIDESTONE FINANCIAL RESOURCES                    %
GS2 Class                      EMPLOYER ASSET PLAN
                             PO BOX 2190
                             DALLAS TX 75221-2190

Capital Opportunities Fund I GUIDESTONE FINANCIAL RESOURCES CAP                %
GS2 Class                    PO BOX 2190
                             DALLAS TX 75221-2190

Capital Opportunities Fund I GUIDESTONE FINANCIAL RESOURCES                    %
GS2 Class                      BAYLOR UNIVERSITY RET PLAN
                             PO BOX 2190
                             DALLAS TX 75221-2190

Global Equity Fund I         GUIDESTONE FINANCIAL RESOURCES CAP                %
GS2 Class                    PO BOX 2190
                             DALLAS TX 75221-2190

Global Equity Fund I         GUIDESTONE FINANCIAL RESOURCES BAYLOR             %
GS2 Class                      UNIVERSITY RET PLAN
                             PO BOX 2190
                             DALLAS TX 75221-2190

Money Market Fund            GUIDESTONE FINANCIAL RESOURCES CAP                %
GS2 Class                    PO BOX 2190
                             DALLAS TX 75221-2190

Money Market Fund            GUIDESTONE FINANCIAL RESOURCES                    %
GS2 Class                      OPERATING FUND
                             PO BOX 2190
                             DALLAS TX 75221-2190

Low-Duration Bond Fund       GUIDESTONE FINANCIAL RESOURCES FLEXIBLE           %
GS2 Class                      INCOME FUND I
                             PO BOX 2190
                             DALLAS TX 75221-2190

Low-Duration Bond Fund       GUIDESTONE FINANCIAL RESOURCES GROWTH             %
GS2 Class                      & INCOME FUND I
                             PO BOX 2190
                             DALLAS TX 75221-2190

                                                                   Number and Percentage
                                                                   of Shares Owned as of
                                                                       March 1, 2006
                                                                   *(Percentage of shares
                                                                    owned rounded to the
                                                                       nearest whole
Name of Fund                     Shareholder Name and Address           percentage)
------------                     ----------------------------      ----------------------
Low-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CAPITAL           %
GS2 Class                     OPPORTUNITIES FUND I
                            PO BOX 2190
                            DALLAS TX 75221-2190

Low-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CAP               %
GS2 Class                   PO BOX 2190
                            DALLAS TX 75221-2190

Low-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS2 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Medium-Duration Bond Fund   GUIDESTONE FINANCIAL RESOURCES                   %
GS2 Class                     GROWTH & INCOME FUND I
                            PO BOX 2190
                            DALLAS TX 75221-2190

Medium-Duration Bond Fund   GUIDESTONE FINANCIAL RESOURCES                   %
GS2 Class                     CAPITAL OPPORTUNITIES FUND I
                            PO BOX 2190
                            DALLAS TX 75221-2190

Medium-Duration Bond Fund   GUIDESTONE FINANCIAL RESOURCES CAP               %
GS2 Class                   PO BOX 2190
                            DALLAS TX 75221-2190

Medium-Duration Bond Fund   GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS2 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Extended-Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS2 Class                     GROWTH & INCOME FUND I
                            PO BOX 2190
                            DALLAS TX 75221-2190

Extended-Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES CAP               %
GS2 Class                   PO BOX 2190
                            DALLAS TX 75221-2190

Extended-Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS2 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Extended-Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES                   %
GS2 Class                     CAPITAL OPPORTUNITIES FUND I
                            PO BOX 2190
                            DALLAS TX 75221-2190

                                                          Number and Percentage
                                                          of Shares Owned as of
                                                              March 1, 2006
                                                          *(Percentage of shares
                                                           owned rounded to the
                                                              nearest whole
Name of Fund            Shareholder Name and Address           percentage)
------------            ----------------------------      ----------------------
Equity Index Fund  GUIDESTONE FINANCIAL RESOURCES CAP               %
GS2 Class          PO BOX 2190
                   DALLAS TX 75221-2190

Equity Index Fund  GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS2 Class            BENEFIT PLAN
                   PO BOX 2190
                   DALLAS TX 75221-2190

Equity Index Fund  GUIDESTONE FINANCIAL RESOURCES                   %
GS2 Class            GROWTH & INCOME FUND I
                   PO BOX 2190
                   DALLAS TX 75221-2190

Equity Index Fund  GUIDESTONE FINANCIAL RESOURCES                   %
GS2 Class            GLOBAL EQUITY FUND I
                   PO BOX 2190
                   DALLAS TX 75221-2190

Equity Index Fund  GUIDESTONE FINANCIAL RESOURCES CAPITAL           %
GS2 Class            OPPORTUNITIES FUND I
                   PO BOX 2190
                   DALLAS TX 75221-2190

Value Equity Fund  GUIDESTONE FINANCIAL RESOURCES GLOBAL            %
GS2 Class            EQUITY FUND I
                   PO BOX 2190
                   DALLAS TX 75221-2190

Value Equity Fund  GUIDESTONE FINANCIAL RESOURCES GROWTH            %
GS2 Class            & INCOME FUND I
                   PO BOX 2190
                   DALLAS TX 75221-2190

Value Equity Fund  GUIDESTONE FINANCIAL RESOURCES CAPITAL           %
GS2 Class            OPPORTUNITIES FUND I
                   PO BOX 2190
                   DALLAS TX 75221-2190

Value Equity Fund  GUIDESTONE FINANCIAL RESOURCES CAP               %
GS2 Class          PO BOX 2190
                   DALLAS TX 75221-2190

Value Equity Fund  GUIDESTONE FINANCIAL RESOURCES FIXED             %
GS2 Class            BENEFIT PLAN
                   PO BOX 2190
                   DALLAS TX 75221-2190

Growth Equity Fund GUIDESTONE FINANCIAL RESOURCES CAP               %
GS2 Class          PO BOX 2190
                   DALLAS TX 75221-2190

                                                                 Number and Percentage
                                                                 of Shares Owned as of
                                                                     March 1, 2006
                                                                 *(Percentage of shares
                                                                  owned rounded to the
                                                                     nearest whole
Name of Fund                   Shareholder Name and Address           percentage)
------------                   ----------------------------      ----------------------
Growth Equity Fund        GUIDESTONE FINANCIAL RESOURCES GLOBAL            %
GS2 Class                   EQUITY FUND I
                          PO BOX 2190
                          DALLAS TX 75221-2190

Growth Equity Fund        GUIDESTONE FINANCIAL RESOURCES CAPITAL           %
GS2 Class                   OPPORTUNITIES FUND I
                          PO BOX 2190
                          DALLAS TX 75221-2190

Growth Equity Fund        GUIDESTONE FINANCIAL RESOURCES GROWTH            %
GS2 Class                   & INCOME FUND I
                          PO BOX 2190
                          DALLAS TX 75221-2190

Small Cap Equity Fund     GUIDESTONE FINANCIAL RESOURCES CAP               %
GS2 Class                 PO BOX 2190
                          DALLAS TX 75221-2190

Small Cap Equity Fund     GUIDESTONE FINANCIAL RESOURCES GROWTH            %
GS2 Class                   & INCOME FUND I
                          PO BOX 2190
                          DALLAS TX 75221-2190

Small Cap Equity Fund     GUIDESTONE FINANCIAL RESOURCES CAPITAL           %
GS2 Class                   OPPORTUNITIES FUND I
                          PO BOX 2190
                          DALLAS TX 75221-2190

Small Cap Equity Fund     GUIDESTONE FINANCIAL RESOURCES GLOBAL            %
GS2 Class                   EQUITY FUND I
                          PO BOX 2190
                          DALLAS TX 75221-2190

International Equity Fund GUIDESTONE FINANCIAL RESOURCES GROWTH            %
GS2 Class                   & INCOME FUND I
                          PO BOX 2190
                          DALLAS TX 75221-2190

International Equity Fund GUIDESTONE FINANCIAL RESOURCES CAPITAL           %
GS2 Class                   OPPORTUNITIES FUND I
                          PO BOX 2190
                          DALLAS TX 75221-2190

International Equity Fund GUIDESTONE FINANCIAL RESOURCES GLOBAL            %
GS2 Class                   EQUITY FUND I
                          PO BOX 2190
                          DALLAS TX 75221-2190

International Equity Fund GUIDESTONE FINANCIAL RESOURCES CAP               %
GS2 Class                 PO BOX 2190
                          DALLAS TX 75221-2190

                                                                Number and Percentage
                                                                of Shares Owned as of
                                                                    March 1, 2006
                                                                *(Percentage of shares
                                                                 owned rounded to the
                                                                    nearest whole
Name of Fund                   Shareholder Name and Address          percentage)
------------                   ----------------------------     ----------------------
International Equity Fund  NORTHERN TRUST CO CUST FBO CHURCH OF           %
GS2 Class                    THE NAZARENE PENSION
                           PO BOX 92956
                           CHICAGO IL 60675-2956

International Equity Fund  GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS2 Class                    BENEFIT PLAN
                           PO BOX 2190
                           DALLAS TX 75221-2190

International Equity Fund  NORTHER TRUST CO CUST FBO CHURCH OF            %
GS2 Class                    THE NAZARENE
                           PO BOX 92956
                           CHICAGO IL 60675-2956

Flexible Income Fund       GUIDESTONE FINANCIAL RESOURCES                 %
GS8 Class                    ENDOWMENT FUND
                           PO BOX 2190
                           DALLAS TX 75221-2190

Growth & Income Fund       GUIDESTONE FINANCIAL RESOURCES                 %
GS8 Class                    PROTECTION BENEFIT PLAN
                           PO BOX 2190
                           DALLAS TX 75221-2190

Capital Opportunities Fund GUIDESTONE FINANCIAL RESOURCES                 %
GS8 Class                    PROTECTION BENEFIT PLAN
                           PO BOX 2190
                           DALLAS TX 75221-2190

Global Equity Fund         GUIDESTONE FINANCIAL RESOURCES                 %
GS8 Class                    OPERATING FUND
                           PO BOX 2190
                           DALLAS TX 75221-2190

Money Market Fund          GUIDESTONE FINANCIAL RESOURCES                 %
GS8 Class                    OPERATING FUND
                           PO BOX 2190
                           DALLAS TX 75221-2190

Low Duration Bond Fund     GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS8 Class                    BENEFIT PLAN
                           PO BOX 2190
                           DALLAS TX 75221-2190

Medium Duration Bond Fund  GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS8 Class                    BENEFIT PLAN
                           PO BOX 2190
                           DALLAS TX 75221-2190

                                                                 Number and Percentage
                                                                 of Shares Owned as of
                                                                     March 1, 2006
                                                                 *(Percentage of shares
                                                                  owned rounded to the
                                                                     nearest whole
Name of Fund                    Shareholder Name and Address          percentage)
------------                    ----------------------------     ----------------------
Extended Duration Bond Fund GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS8 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Equity Index Fund           GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS8 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Value Equity Fund           GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS8 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Growth Equity Fund          GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS8 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

Small Cap Equity Fund       GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS8 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

International Equity Fund   GUIDESTONE FINANCIAL RESOURCES FIXED           %
GS8 Class                     BENEFIT PLAN
                            PO BOX 2190
                            DALLAS TX 75221-2190

                                  APPENDIX B

                     CHARTER FOR THE NOMINATING COMMITTEE

                                      OF

                               GUIDESTONE FUNDS

                     CHARTER FOR THE NOMINATING COMMITTEE

                                      OF

                               GUIDESTONE FUNDS

   This Charter sets forth the authority and responsibilities of the Nominating Committee of the Board of Trustees (the "Board") of GuideStone Funds (the "Company"). The Nominating Committee shall be composed entirely of all members of the Board who are not "interested persons" of the Company as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Disinterested Trustees").

Powers and Responsibilities

1. The Nominating Committee shall make nominations for Disinterested Trustee membership on the Board and shall evaluate candidates' qualifications for Board membership and their independence from each Fund of the Company, GuideStone Capital Management (the "Manager"), investment sub-advisors and other principal service providers. Persons selected must not be "interested persons" of the Trust as that term is defined in the 1940 Act. The Nominating Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationship with the Manager, investment sub-advisors or the other principle service providers. In determining nominees' qualifications for Board membership, the Nominating Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In accordance with
   Article II, Section 4 of the Trust Instrument then in effect, Shareholders may make nominations for Disinterested Trustee membership. Notwithstanding whether a nomination for Disinterested Trustee membership is made by Shareholders or the Nominating Committee, only the Shareholders, by a vote of a majority of outstanding shares, may elect a Disinterested Trustee.

2. The Nominating Committee shall periodically review the continued independence of the current Disinterested Trustees.

3. The Nominating Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

5. The Nominating Committee shall review this Charter at least annually and recommend any changes to the full Board.

Term of Nominating Committee Members

   Each member of the Nominating Committee shall serve until his or her resignation, removal or mandatory retirement from the Board or the Committee, or until a successor is appointed thereto. Nominating Committee members shall designate the Chair of the Nominating Committee.

Meetings

   The Nominating Committee shall normally meet at least annually. Additional meetings shall be held as deemed appropriate by the Chair of the Nominating Committee. A quorum for purposes of conducting a Nominating Committee meeting shall be more than 50% of the members then serving. Minutes of the meetings of the Nominating Committee will be prepared and circulated to all members of the Nominating Committee for review and comment in a timely manner.

Adopted by the Board of
Trustees November 8, 2005

                                  APPENDIX C

                         MORE INFORMATION ABOUT SANDS

  Sands is located at 1001 19th Street North, Suite 1450, Arlington, Virginia
                                    22209.

   Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officer, directors or general partners of Sands:

Name                             Title / Principal Occupation               Address
----                           --------------------------------- ------------------------------
Frank M. Sands, Sr., CFA...... Chairman, Chief Executive Officer 1100 Wilson Blvd., Suite 3050,
                               and Chief Investment Officer      Arlington, VA 22209
                               (since Feb. 1992)

Frank M. Sands, Jr., CFA...... President, Director of Research   1100 Wilson Blvd., Suite 3050,
                               and Senior Portfolio Manager      Arlington, VA 22209
                               (since July 2000)

Robert C. Puff, Jr............ Vice Chairman, (since July 2002)  1100 Wilson Blvd., Suite 3050,
                               formerly CIO of American          Arlington, VA 22209
                               Century Investment Management,
                               Inc.

Robert C. Hancock............. Managing Director, Chief          1100 Wilson Blvd., Suite 3050,
                               Operating Officer, Chief          Arlington, VA 22209
                               Compliance Officer, and Treasurer
                               (since April 2004)

   Listed below is information regarding the controlling persons or entities of Sands. For this purpose, control has the same definition as found in the 1940 Act.

Controlling Person/Entity                                              Nature of Controlling
      and Address                       Basis of Control             Person/Entity's Business
-------------------------      ----------------------------------  -----------------------------
Frank M. Sands, Sr., CFA*..... CEO & Chief Investment Officer      Chief Executive Officer

Frank M. Sands, Jr., CFA*..... President & Director of Research    Portfolio Management

Robert C. Puff, Jr.*.......... Vice Chairman                       Vice Chairman

Robert C. Hancock*............ COO, CCO, and Treasurer             COO, CCO, and Treasure

Sands Family Trust, LLC*...... Manager                             Manager

--------
* 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209

   Sands also serves as investment adviser or sub-adviser to the following investment companies which have investment objectives similar to the Growth Equity Fund, at the fee rates set forth below.

                                                   Approximate
                                                  Net Assets as
                                                 of December 31,
                                                      2005                   Annual Investment
Fund                                              (in millions)                Advisory Fee
----                                             --------------- -----------------------------------------
FRIC Tax Managed Growth Fund*...................     $ 78.7*     0.30% on the first $250 mil
                                                                 0.25% on the next $250 mil
                                                                 0.20% on the next $500 mil
                                                                 0.15% on all assets over $1 bil*

Constellation Sands Capital Select Growth
  Fund..........................................     $327.3      0.50% on the first $100 mil
                                                                 0.45% on all assets over $100 million
                                                                 Plus a performance adjustment of +/-
                                                                 0.1125% based on the performance of the
                                                                 portfolio relative to the benchmark index

Constellation Sands Capital Institutional Growth
  Portfolio.....................................     $598.9      0.45% on all assets

--------
* Effective 1/1/06, the fee schedule for FRIC Tax Managed Growth Fund is 0.45% on all assets.

                                      C-2